EQUITY	6 Months Ended
Jun. 29, 2018
Share Capital, Reserves And Other Equity Interest [Abstract]
EQUITY
EQUITY
Share Capital
As at 29 June 2018, the Company had 486,108,000 fully paid ordinary shares of €0.01 each in issue. Shares in issue have one voting right each and no restrictions related to dividends or return of capital.
Dividends
During the six months ended 29 June 2018, the Company’s dividends totalled €253 million made up of two dividend payments, each based on a dividend rate of €0.26 per share.